UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2023

WAVEDANCER, INC
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12015 Lee Jackson Memorial Highway
Suite 210
Fairfax, VA 22030
(Address of principal executive offices, including zip code)

703-383-3000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard

As disclosed in our 8-K filing dated June 8, 2023, on June 2, 2023 WaveDancer, Inc. (the “Company”) was notified by The Nasdaq Stock Market LLC (“Nasdaq”) that it was out of compliance with Nasdaq’s continued listing requirements because as of March 31, 2023, our reported stockholders’ equity of $2,371,318 was below the minimum requirement of $2,500,000. Under Nasdaq rules, the Company had 45 days, or until July 10, 2023, to submit a plan to regain compliance. In our June 8, 2023 Form 8-K, the Company disclosed its intention to timely request a hearing before the Nasdaq Hearings Panel (the “Panel”) to present its plan for regaining compliance with the required minimum stockholders’ equity, the minimum bid price requirement, and all other applicable listing requirements. The minimum bid price was the subject of an earlier delisting notice that the Company had received for the failure to maintain a $1.00 minimum bid price.

In order to regain compliance as to the earlier delisting notice, the Company filed a notice to appeal the delisting. Compliance would not only require maintaining the minimum bid price of $1.00, which the Company intends to achieve through a reverse split, but also meeting the minimum requirement of $2,500,000 of stockholders’ equity.

On July 11, 2023, the Company was notified by Nasdaq that it had not submitted a plan of compliance related specifically to the minimum stockholders’ equity requirement and, accordingly, the minimum stockholders’ equity non-compliance serves as an additional basis for delisting the Company’s securities from The Nasdaq Stock Market.

Nasdaq further notified the Company that the Panel will consider the stockholders’ equity matter in rendering a determination regarding the Company’s continued listing on The Nasdaq Capital Market.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WaveDancer, Inc.
Date: July 17, 2023	By:	/s/ Timothy G. Hannon
Timothy G. Hannon
Chief Financial Officer